UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  August 10, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                        Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On August 10, 2005, CBL & Associates Properties, Inc. (the "Company") announced that it has closed the previously announced transactions involving the sale of its 8.4% equity interest in and management and advisory contracts with Galileo America, LLC ("Galileo"), a joint venture between the Company and Galileo America Inc. The Company's management and advisory contracts with Galileo have been purchased by New Plan Excel Realty Trust, Inc., a shopping center REIT. Galileo has purchased the Company's equity interest in the joint venture.

         The Company's press release announcing the closings of these transactions is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

     Not applicable

(b)      Pro Forma Financial Information

     Not applicable

(c)      Exhibits

     99.1 Press Release - CBL & Associates Properties Closes Sale Of Joint Venture Interest And Management And Advisory Contracts With Galileo America

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ Farzana K. Mitchell
                                    --------------------------------------
                                                 Farzana K. Mitchell
                                                Senior Vice President - Finance




Date: August 10, 2005